SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant    X
Filed by a party other than the Registrant

Check the appropriate box:
     Preliminary Proxy Statement
     Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
X    Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to  ss.240.14a-11(c) or  ss.240.14a-12

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X    No fee required
     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                  629 J Street
                              Sacramento, CA 95814



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                          TO BE HELD NOVEMBER 17, 1998


To Our Stockholders:

The Annual Meeting of Stockholders of Alternative Technology Resources, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, November 17, 1998, at 10:00 a.m., local time, at 629 J Street, Sacramento, California 95814, for the following purposes:

     1.   To elect three directors;

     2. To consider and act upon such other matters as may properly come before the meeting.

All of the above matters are more fully described in the accompanying Proxy Statement. Stockholders of record as of the close of business on October 29, 1998, are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.


                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             W. ROBERT KEEN
                                             Chief Executive Officer

Sacramento, California
October 30, 1998




WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE THAT PROXY AT ANY TIME PRIOR TO VOTING, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY WISH.

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                  629 J Street
                              Sacramento, CA 95814

                                 PROXY STATEMENT


Solicitation of Proxies

Your proxy in the form enclosed is solicited by the Board of Directors of Alternative Technology Resources, Inc. (the "Company") for use in voting at the Annual Meeting of Stockholders to be held on Tuesday, November 17, 1998, at 10:00 a.m. local time, at the Company's principal executive office located at 629 J Street, Sacramento, California 95814. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about October 30, 1998.

The expense of soliciting proxies will be borne by the Company. The principal solicitation of proxies is being made by mail and personal delivery. However, additional solicitations may be made by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

In the case of employee stockholders located in the Company's principal office in Sacramento, California, and in the case of certain other stockholders (see "Certain Relationships and Related Transactions"), this Proxy Statement and related materials may be hand delivered.

Voting Securities

Only stockholders of record on the books of the Company at the close of business on October 29, 1998, will be entitled to vote at the Annual Meeting. At the close of business on that date, there were outstanding 26,120,499 shares of Common Stock of the Company and 204,167 shares of Preferred Stock, Series D, of the Company. Each share of Common Stock is entitled to one vote for each of the matters to be presented at the Annual Meeting. Each share of Preferred Stock, Series D, is entitled to 84/100th votes (171,500 in the aggregate) for each of the matters to be presented at the Annual Meeting. The holders of Common Stock and Preferred Stock, Series D, shall vote on each proposal together as a class.

Required Vote

The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. The plurality of the votes of the Common Stock and Preferred Stock, Series D, voting together as a class, present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors shall elect the nominees for the Board of Directors. With regard to the election of directors, votes may be cast "For" or "Withheld" for each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Brokers who hold shares in street name have the authority to vote in their discretion on "routine" items (such as for the election of directors) when they have not received instructions from beneficial owners. With respect to "non-routine" items, no broker may vote shares held for customers without specific instructions from such customers. Under Delaware law, a broker non-vote will have no effect on the outcome of the election of directors.

Revocability of Proxies

Shares represented by a duly executed proxy in the accompanying form received by the Board of Directors prior to the annual meeting will be voted at the annual meeting. Any such proxy may be revoked at any time prior to exercise by written request delivered to the Secretary of the Company stating that the proxy is revoked, by the execution and submission of a later dated proxy, or by voting in person at the Annual Meeting. If a stockholder specifies a choice with respect to any matter to be voted upon by means of the ballot provided in the accompanying form of proxy, the shares will be voted in accordance with the specification so made. If the endorsed proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors.


                                 PROPOSAL NO. 1

                      NOMINATION AND ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and qualified or until his earlier death, resignation or removal. Currently there are three members of the Board of Directors comprised of W. Robert Keen, Edward
L. Lammerding, and Thomas W. O'Neil. The Board of Directors has nominated Messrs. Keen, Lammerding, and O'Neil for reelection in 1998. The three nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. If any nominee is not available for election (which the Company does not foresee), the Board of Directors will recommend the election of a substitute nominee and proxies in the accompanying form will be voted for the election of the substitute nominee unless authority to vote such proxies in the election of directors has been withheld.

The following table indicates certain information concerning the nominees.


--------------------------------------------------------------------------------
Name                          Age       Principal Occupation at Present and for
                                        the Past Five Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

W. Robert Keen                56        Chief Executive Officer and Director of
                                        the Company since November 1996; owner
                                        of Jonathan Companies, a management and
                                        consulting company, since 1993;
                                        President of Occupational-Urgent Care
                                        Health Systems, Inc.  from 1988 to 1992.
                                        Mr. Keen is a member of the Advisory
                                        Board of the U.C. Davis Graduate School
                                        of Management and is the Chairman of the
                                        Sacramento County Civil Service
                                        Commission.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Edward L. Lammerding          69        Director since November 1993, Chairman
                                        of the Board since 1995; President of
                                        Sierra Resources Corporation from 1982
                                        to 1996; Chairman of the Board of
                                        Digital Power Corporation from 1989 to
                                        1998; former member California Lottery
                                        Commission; member of the St. Mary's
                                        College Board of Trustees; Director and
                                        Secretary
                                        of Occupational-Urgent Care Health
                                        Systems, Inc. from September 1983 to
                                        February 1992.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Thomas W. O'Neil, Jr.         69        Director since November 1995; Certified
                                        Public Accountant; Partner, Schultze,
                                        Wallace and O'Neil, CPA's since April
                                        1991; Director of Digital Power
                                        Corporation since 1991; Retired Partner,
                                        KPMG Peat Marwick, 1955 to 1991;
                                        Chairman of the Board of Directors,
                                        California Exposition and State Fair;
                                        Director, Regional Credit Association;
                                        member of the St. Mary's College Board
                                        of Regents.
--------------------------------------------------------------------------------

Committees of the Board; Meetings and Attendance

The Company has a Compensation Committee, Audit Committee and Management Committee. The Company does not have a nominating committee.

The Compensation Committee consisted of Messrs. Lammerding and O'Neil during the fiscal year ended June 30, 1998. The Compensation Committee held one meeting in fiscal 1998. Its function is to establish compensation for all executive officers of the Company and administer the Company's Special Stock Option Plan, 1993 Stock Option/Stock Issuance Plan, Employee Savings Plans, and the 1997 Stock Option Plan. The Audit Committee consisted of Messrs. Lammerding and O'Neil in fiscal 1998 and held one meeting during fiscal 1998. The Audit Committee provides advice and assistance regarding accounting, auditing and financial reporting practices of the Company. It reviews, with the Company's independent accountants, the scope and results of their audit, fees for services and independence in servicing the Company. The Management Committee consisted of Messrs. Lammerding and O'Neil in fiscal 1998 and held no meetings during fiscal 1998. The Management Committee may exercise all the authority of the Board of Directors in management of the Company, except for matters expressly reserved by law for action by the Board of Directors.

During fiscal 1998, the Board of Directors met five times. All Board and Committee members attended more than seventy-five percent of the meetings of the Board of Directors and all committees of the Board on which they served.

Compensation of Directors

Directors do not receive compensation for serving as such but each Director who is not an employee of the Company was, upon their initial election or appointment to the Board of Directors, automatically granted a stock option, subject to 3 years vesting, to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value on the date of the appointment or election under the Company's 1993 Stock Option/Stock Issuance Plan. Furthermore, under the 1993 Stock Option/Stock Issuance Plan, beginning in the third year as a director, each director who was re-elected to the Board of Directors received an automatic grant of a stock option to purchase 1,000 shares of Common Stock, at an exercise price equal to the fair market value on the date of reelection. In fiscal year 1998 the Board of Directors adopted the 1997 Stock Option Plan. Under the 1997 Plan non-employee Directors, Messrs. Lammerding and O'Neil were granted options to purchase 25,000 shares of the Company's common stock at an exercise price equal to the fair market value on the date of their reelection.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Financing Arrangements

The Company received short-term, unsecured financing in the form of notes payable of approximately $1.3 million, $1.0 million, and $0.7 million during fiscal years 1998, 1997 and 1996, respectively ($3.0 million in the aggregate), from James W. Cameron, Jr. ("Cameron") and Dr. Max Negri ("Negri"), two existing stockholders, to fund its operations. These notes bear interest at 10.25%. In December 1997, Cameron and Negri extended the maturity date on all notes payable originally maturing December 31, 1997, to the earlier of December 31, 1998, or such time as the Company obtains equity financing.

On April 21, 1997, the Company issued an unsecured note payable (the "Straight Note") to Cameron for $1,000,000 in accordance with the Reimbursement Agreement the Company signed on February 28, 1994. Terms of the note provide for an interest rate of 9.5% and monthly interest payments. No maturity date is stated in the note; however, under the terms of the Reimbursement Agreement, upon written demand by Cameron, the Straight Note will be replaced by a convertible note (the "Convertible Note") in a principal amount equal to the Straight Note and bearing interest at the same rate. The conversion ratio of the Convertible
Note is equal to 20% multiplied by the average trading price of the Company's common stock over the period of ten trading days ending on the trading day next preceding the date of issuance of such Convertible Note.

Pursuant to the Reimbursement Agreement, a designee of Mr. Cameron received a warrant to purchase 10,000 shares of the Company's Common Stock at an exercise price of $15.00 per share. The warrant is immediately exercisable and expires on February 29, 1999.

Other

In November 1995, the Company entered into a lease agreement for its current facility under a one year lease with Mr. Cameron. The lease has been extended to December 31, 1998, and is expected to be renewed. At June 30, 1998, $341,617 of rent owed for fiscal years 1998, 1997 and 1996 is included in the balance of accounts payable to stockholders.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Based solely upon a review of any copies of such forms received by it, the Company believes that during fiscal 1998 all filing requirements applicable to officers, directors and greater than ten percent stockholders were satisfied, except Messrs. Lammerding and O'Neil inadvertently failed to file a Form 5 for fiscal 1998 reporting the issuance of options to acquire 25,000 shares of Common Stock granted pursuant to the 1997 Stock Option Plan.

                             EXECUTIVE COMPENSATION

The following table contains information regarding compensation paid with respect to the three preceding fiscal years to the Company's Chief Executive Officer and each other executive officer whose salary and bonus exceeded $100,000 (the "Named Executives" for the fiscal year ended June 30, 1998):

Columns regarding "Bonus," "All Other Compensation," and "Long-Term Incentive Plan (LTIP) Payouts" are excluded because no reportable payments were made to such executive officers for the relevant years.


                           SUMMARY COMPENSATION TABLE

                                                                       Long Term Compensation


                                                          Annual Compensation                    Awards
                                        --------------------------------------------------------------------

                                                             Restricted
                               Fiscal         Salary            Stock         Other Annual      Options/
Name and Principal Position     Year            ($)            Awards        Compensation $      SARs #
------------------------------------------------------------------------------------------------------------
W.  Robert Keen,                1998           None          275,000(2)           None         160,000(4)
Chief Executive Officer(1)      1997           None          225,000(3)           None         160,000(4)


George R.  Van Derven,          1998          150,000                             None            None
President(5)                    1997          150,000                             None            None
                                1996          131,667                             None          37,500(6)



(1) Mr. Keen was elected Chief Executive Officer December 31, 1996; prior to that date he was a Director.

(2) In fiscal 1998, Mr. Keen was granted 275,000 shares of the Company's Common Stock with a fair market value on the date of issuance of $154,688 as compensation.

(3) In fiscal 1997, Mr. Keen was granted 225,000 shares of the Company's Common Stock with a fair market value on the date of issuance of $168,750 as compensation.

(4) On December 31, 1996, the Company granted to Mr. Keen the right to receive options to acquire 80,000 shares of Common Stock on a quarterly basis, up to 320,000 shares.

(5) Mr. Van Derven was President and Chief Executive Officer from September 1, 1995 to December 31, 1996; prior to September 1995 he was Chief Operating Officer.

(6) The Company granted to Mr. Van Derven an option to purchase 37,500 shares of Common Stock at $0.78125 per share and adjusted the exercise price of previously issued options to purchase 70,000 shares to $0.78125 in April 1996.

On December 31, 1996, the Board of Directors named Mr. W. Robert Keen as Chief Executive Officer of the Company. In exchange for his services, Mr. Keen initially received 225,000 shares of Common Stock with a fair market value on the date of issuance of $168,750, and on November 18, 1997, Mr. Keen received 275,000 shares of common stock with a fair market value on the date of issuance of $154,688. Both the 275,000 shares and the 225,000 shares are subject to forfeiture in the event Mr. Keen voluntarily leaves the Company prior to January 1, 1999. In addition, Mr. Keen received on a quarterly basis options to purchase 80,000 shares of Common Stock at an exercise price equal to the fair market value as of the date of grant up to an aggregate of 320,000 shares pursuant to the Company's stock option plans. During fiscal 1997, Mr. Keen was granted options to purchase 160,000 shares and was granted options to purchase an additional 160,000 shares in fiscal 1998.

                            Option/SAR Grants in Last Fiscal Year


                                                    Percent of Total          Exercise
                          Options/SARs          Options/SARs Granted To         Price       Expiration
       Name                Granted (#)          Employees in Fiscal Year       ($/sh)          Date


W.  Robert Keen              160,000                      84.2%                $0.750       11/18/2007




              Aggregated Option/SAR Exercises in Last Fiscal Year
                     and Fiscal Year-End Option/SAR Values

The following table sets forth the value of exercised and unexercised options and SARs held by the named executives at fiscal year end:



                                                                                Value of Unexercised in-
                                                              Options/SARs at          the-Money
                                                              Fiscal Year-End    Options/SARs at Fiscal
                             Shares                           (#) Exercisable   Year-End(1) Exercisable
                           Acquired on          Value         (E)/ Subject to       (E)/ Subject to
         Name              Exercise #       Realized ($)      Repurchase (U)         Repurchase (U)
         ----              ----------       ------------      --------------         --------------


W.  Robert Keen               None              None            325,000 (U)              (U)(2)


George R.  Van Derven         None              None            87,500 (E)               (E)(2)



(1) Based on the $0.437 per share closing/average trading price of the Common Stock at June 30, 1998.

(2) No value is computed since exercise prices of options were greater than the closing/average trading priceof the Common Stock at June 30, 1998.


1993 and 1997 Stock Option/Stock Issuance Plans

The 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), pursuant to which key employees (including officers) and consultants of the Company and the non-employee members of the Board of Directors may acquire an equity interest in the Company, was adopted by the Board of Directors on August 31, 1993, and became effective at that time. The 1993 Plan provided that up to 400,000 shares of Common Stock could be issued over the ten year term of the 1993 Plan. Upon stockholder approval of the 1997 Stock Option Plan (the "1997 Plan"), the Board of Directors terminated the 1993 Plan, which termination shall not alter the vesting provisions or any other term or condition of any option granted prior to the termination of the 1993 Plan.

The 1997 Plan, pursuant to which key employees (including officers) and consultants of the Company and the non-employee members of the Board of Directors may acquire an equity interest in the Company, was adopted by the Board of Directors on November 18, 1997, and became effective at that time.

An aggregate of 3,000,000 shares of Common Stock may be issued over the five year term of the 1997 Plan. Subject to the oversight and review of the Board of Directors, the 1997 Plan shall generally be administered by the Company's Compensation Committee consisting of at least two non-employee directors as appointed by the Board of Directors. The grant date, the number of shares covered by an option and the terms and conditions for exercise of options, shall be determined by the Committee, subject to the 1997 Plan requirements. The Board of Directors shall determine the grant date, the number of shares covered by an option and the terms and conditions for exercise of options to be granted to members of the Committee.

During fiscal 1998, the Company granted options to purchase 160,000 share of Common Stock to Mr. Keen under the 1997 Plan (see table of "Option/SAR Grants in Last Fiscal Year"). In addition, during fiscal 1998, Messrs. Lammerding and O'Neil received options to acquire 25,000 shares of Common Stock at $0.75 under the 1997 Plan. As of June 30, 1998, approximately 2,720,000 shares are available under the 1997 Plan for grant.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as to (i) the persons or entities known to the Company to be beneficial owners of more than 5% of the Company's Common Stock and Preferred Stock, Series D, as of September 15, 1998,
(ii) all directors of the Company, (iii) all executive officers of the Company and (iv) all directors and officers of the Company as a group.



                                                             Common Stock


           Name and Address of
            Beneficial Owner                  Number of Shares          Percent


James W.  Cameron, Jr.                            19,881,315(1)          75.93%
629 J Street
Sacramento, CA 95814


Max Negri, M.D.                                    2,646,740(2)          10.11%
31244 Palos Verdes Drive West
Suite 234
Rancho Palos Verdes, CA 90274


W.  Robert Keen                                      825,000(3)           3.12%


George Van Derven                                     98,500(4)            *


Edward L.  Lammerding                                 51,120(5)            *


Thomas W.  O'Neil, Jr.                                31,050(6)            *


All directors and executive officers as a          1,005,670(7)           3.78%
group (4 person)

*       Less than 1.0%.
(1) Includes 63,980 shares issuable upon conversion of 76,167 shares of Preferred Stock, Series D, which is currently convertible. Also includes 175,000 shares held by Mr. Cameron in an IRA and 213,250 shares held by the Cameron Foundation. Mr. Cameron disclaims beneficial ownership in the shares held by the Cameron Foundation.
(2) Includes 69,740 shares issuable upon conversion of 83,000 shares of Preferred Stock, Series D, currently convertible.
(3) Includes 325,000 shares issuable upon exercise of options, of which 1,667 are not subject to repurchase.
(4) Includes 87,500 shares issuable upon exercise of options, none of which are subject to repurchase.
(5) Includes 51,000 shares issuable upon exercise of options of which 18,666 are not subject to repurchase.
(6) Includes 30,000 shares issuable upon exercise of options of which 3,333 are not subject to repurchase.
(7) Includes 493,500 shares issuable upon exercise of options, 111,166 of which are not subject to repurchase.


                                                  Preferred Stock, Series D


           Name and Address of
            Beneficial Owner                  Number of Shares          Percent


James W.  Cameron, Jr.                                76,167              37.3
629 J Street
Sacramento, CA 95814


W.  Robert Ramsdell                                   45,000              22.0
474 Paseo Miramar
Pacific Palisades, CA 90272


Max Negri, M.D.                                       83,000              40.7
31244 Palos Verdes Drive West
Suite 234
Rancho Palos Verdes, CA 90274



                       APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP, has been selected as the Company's independent auditors for the year ended June 30, 1999. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                  OTHER MATTERS

As of the date of this proxy statement, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Annual Meeting of Stockholders. If other matters properly come before the Annual Meeting, those persons named in the accompanying proxy will vote in accordance with their judgment.

                       1999 ANNUAL MEETING OF STOCKHOLDERS

Stockholders are entitled to present proposals for action at stockholders' meetings if they comply with the requirements of the proxy rules. In connection with this year's Annual Meeting, no stockholder proposals were presented. Any proposals intended to be presented at the 1999 Annual Meeting must be received at the Company's offices on or before June 14, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             W. ROBERT KEEN
                                             Chief Executive Officer

Sacramento, California
October 30, 1998

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
               Annual Meeting of Stockholders -- November 17, 1998


        The undersigned stockholder of ALTERNATIVE TECHNOLOGY RESOURCES, INC. (the "Company"), revoking all previous proxies, hereby appoints GEORGE R. VAN DERVEN and NORBERT WAGNER, or any of them, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Company's Common Stock held of record by the undersigned as of the close of business on October 29, 1998, at the Annual Meeting of Stockholders of the Company to be held on Tuesday, November 17, 1998, at 10:00 a.m., local time, at 629 J Street, Sacramento, California 95814, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES:

1.      Election of Directors:

o  FOR ALL NOMINEES LISTED BELOW (EXCEPT AS SPECIFIED)

o  WITHHOLD AUTHORITY FOR ALL NOMINEES

     W.  Robert Keen     Edward L. Lammerding     Thomas W. O'Neil, Jr.

        To withhold authority to vote for any individual nominee, draw a line through that nominee's name.

2. The authority of the proxy, in his discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) or postponement(s) thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxy may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the descriptions, authority or capacity of the person signing is given or any other defect of signature exists.

Please complete, sign and date this Proxy and return it promptly in the enclosed envelope regardless of whether or not you plan to attend the Annual Meeting.

                                       DATED:                          ,1998



                                       Signature


                                       Signature if held jointly

     Please sign this Proxy exactly as the name appears in the address above.
If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal.